Exhibit 99.1

Digital World Acquisition Corp. Stockholders Approve the Proposed Merger With Trump Media & Technology Group Corp.

Miami, FL, March 22, 2024 — Digital World Acquisition Corp. (“Digital World” or the “Company”) announced today that the Company’s stockholders voted to approve, among other things, the proposed merger (the “Merger” and together with the other transactions contemplated by the Merger Agreement, as defined below, the “Business Combination”) of DWAC Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), with and into Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), pursuant to an Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to the Agreement dated May 11, 2022, the Second Amendment to the Agreement, dated August 9, 2023, the Third Amendment to the Agreement, dated September 29, 2023, and as it may further be amended or supplemented from time to time, the “Merger Agreement”).

The vast majority of the votes cast at the meeting voted to approve the Business Combination.

Following the Business Combination, TMTG will continue as the surviving corporation and as a wholly owned subsidiary of the Company (after giving effect to the consummation of the Business Combination, “Trump Media & Technology Group Corp.”). The common stock of Trump Media & Technology Group Corp., following the consummation of the Business Combination, is anticipated to begin trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “DJT” and “DJTWW.”

The formal results of the vote were included in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 22, 2024.

“We are immensely grateful to our stockholders and our working group for their continued trust and support. This vote underscores their confidence in the merger with TMTG and the path we have set for the future. With many of our headwinds behind us, we look forward to working with TMTG and our dedicated team to close this merger. It’s exactly one year after my appointment as the CEO of Digital World, and this milestone not only reflects the progress we’ve made but also reaffirms our commitment to this strategic direction. I am particularly grateful for the opportunity to lead Digital World and the trust we received today from our shareholders. Looking forward, I am excited to aim to continue to drive value and success for our company as a director of TMTG once we become a public company,” said Eric Swider, CEO of Digital World.

“This accomplishment shows the unshakeable commitment of Digital World, its investors, and the entire Truth Social workforce to creating a movement to defend free expression on the Internet,” said TMTG CEO Devin Nunes. “As we transition into a public company, we look forward to greatly enhancing and expanding Truth Social and providing Americans with an enduring safe harbor from Big Tech’s stifling censorship and suppression.”

Advisors

Paul Hastings LLP acted as legal counsel to Digital World.

Nelson Mullins Riley & Scarborough LLP acted as legal counsel to TMTG.

EF Hutton, LLC served as sole underwriter and exclusive placement agent for Digital World.

About Digital World Acquisition Corp.

Digital World Acquisition Corp. (Nasdaq: DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. To learn more, visit www.dwacspac.com.

About TMTG

The mission of TMTG is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “aim,” “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner, by Digital World’s Business Combination deadline or at all, which may adversely affect the price of Digital World’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, (iii) the risk that certain ongoing or new disputes and disagreements with the sponsor or related to certain TMTG stockholders may be not resolved and delay or ultimately prevent the consummation of the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of Digital World, (x) the outcome of any legal proceedings that may be instituted against TMTG or against Digital World related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to any future financing, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) Digital World’s ability to timely comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that Digital World or TMTG may elect not to proceed with the Business Combination, and (xx) those factors discussed in Digital World’s filings with the SEC, including in the Registration Statement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the Registration Statement, the Proxy Statement and any related supplements, and in Digital World’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022, as filed with the SEC on October 30, 2023 and January 9, 2024 and in other reports Digital World files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Digital World (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Digital World and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Digital World nor TMTG gives any assurance that Digital World, TMTG, or the combined company, will achieve its expectations.

Contact Information

Investor Relations to DWAC:

Name: Alex Cano

Email: investorrelations@dwacspac.com

Investor Relations to Trump Media & Technology Group Corp.:

Name: Shannon Devine (MZ Group | Managing Director – MZ North America)

Email: shannon.devine@mzgroup.us